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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: JANUARY 2, 2003

                         DATE OF REPORT: JANUARY 6, 2003


                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

         Delaware                           1-11727              73-1493906
(State or other jurisdiction       (Commission file number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)

            8801 South Yale Avenue, Suite 310, Tulsa, Oklahoma 74137
              (Address of principal executive offices and zip code)

                                 (918) 492-7272
              (Registrant's telephone number, including area code)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

On January 2, 2003, the Registrant and its subsidiary Heritage Operating, L.P. (the "Operating Partnership") acquired the propane distribution assets of V-1 Oil Co. At the time of the acquisition, V-1 Oil Co. conducted retail propane sales from its 35 district locations in the states of Colorado, Idaho, Montana, Oregon, Utah, Washington and Wyoming. In addition to the retail propane facilities operated by V-1 Oil Co., the assets acquired included bulk transportation and rail storage facilities.

Under the terms of the acquisition, the Operating Partnership acquired all of the propane distribution assets of V-1 Oil Co. for a total consideration of $32,298,486, after adjustments. The acquisition price was negotiated with V-1 Oil Co., and was payable $17,298,486 in cash and by the issuance of 551,456 Common Units of the Registrant valued at $15,000,000. The exchange price for the Common Units was $27.20074, determined under a formula based upon the average closing price of the Registrant's Common Units for the twenty (20) consecutive trading days commencing on the tenth trading day prior to the public announcement of the transaction on December 10, 2002.

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The Operating Partnership will continue to operate the assets acquired from V-1
Oil Co. or will blend them with other retail locations in those areas in which the Operating Partnership is already conducting business. The cash portion of the acquisition price was financed through borrowings under the Operating Partnership's Acquisition Facility from its lending Banks.

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 6, 2003, the Registrant announced that it had completed the acquisition of the retail propane assets of V-1 Oil Co., as described in the Press Release dated January 6, 2003, attached as an Exhibit to this Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of businesses acquired.

The financial statements required in connection with the business acquisition described in Item 2 will be filed within seventy-five (75) days of January 2, 2003.

         (b)      Proforma Financial Information.

The financial statements required in connection with the business acquisition described in Item 2 will be filed within seventy-five (75) days of January 2, 2003.

         (c)      Exhibits.

The following Exhibits are filed herewith:

         Exhibit 10.28 -- Agreement for Contribution of Assets in Exchange for Partnership Interests dated December 9, 2002 among V-1 Oil Co., the shareholders of V-1 Oil Co., Heritage Propane Partners, L.P. and Heritage Operating, L.P.

         Exhibit No. 99-1 - Press Release dated January 6, 2003

                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED:  January 6, 2003.

                          HERITAGE PROPANE PARTNERS, L.P.

                                   By:   U.S. Propane, L.P.
                                            (General Partner)
                                   By:   U.S. Propane, L.L.C.
                                            (General Partner)
                                   By: /s/  Michael L. Greenwood
                                      -----------------------------------------
                                            Michael L. Greenwood
                                     Vice President and Chief Financial Officer




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                                INDEX TO EXHIBITS

         The exhibits listed on the following Exhibit Index are filed as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

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         Exhibit
         Number            Description                                                  Page No.
         ------            -----------                                                  --------

         10.28 Agreement for Contribution of Assets in Exchange for Partnership Interests dated December 9, 2002 among V-1 Oil Co., the shareholders of V-1 Oil Co., Heritage Propane Partners, L.P. and Heritage Operating, L.P.

         99-1              Press Release dated January 6, 2003

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